                                  Exhibit 99.1

Series 1997-2 Monthly Certificateholders' Statement for the month of November
2001

                                                                   Series 1997-2

                      Monthly Certificateholder's Statement
                          Saks Credit Card Master Trust
                                  Series 1997-2

Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1997-2 Supplement, dated as of August 21, 1997 (the "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Saks Credit Corporation (as successor to Proffitt's Credit Corporation) as Transferor, Saks Incorporated (formerly known as Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association, as Trustee the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to Series 1997-2 is set forth below:

         Date of the Certificate                 December 10, 2001
         Monthly Period ending:                  November 30, 2001
         Determination Date                      December 10, 2001
         Distribution Date                       December 17, 2001

------------------------------------------------------------------------------------------------------------------------------------
                                                                General
====================================================================================================================================
  201    Amortization Period                                                                                  No              201
  202    Early Amortization Period                                                                            No              202
  203    Class A Investor Amount paid in full                                                                 No              203
  204    Class B Investor Amount paid in full                                                                 No              204
  205    Collateral Indebtedness Amount paid in full                                                          No              205
  206    Saks Incorporated is the Servicer                                                                    Yes             206

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                                                             Investor Amount
====================================================================================================================================
                                                                                                            as of the end of
                                                                            as of the end of the              the relevant
                                                                            prior Monthly Period             Monthly Period
                                                                            --------------------            ----------------
  207    Series 1997-2 Investor Amount                                         $ 235,300,000       207(a)    $ 235,300,000    207(b)
  208       Class A Investor Amount                                            $ 180,000,000       208(a)    $ 180,000,000    208(b)
  209       Class B Investor Amount                                            $  20,000,000       209(a)    $  20,000,000    209(b)
  210       Collateral Indebtedness Amount                                     $  21,000,000       210(a)    $  21,000,000    210(b)
  211       Class D Investor Amount                                            $  14,300,000       211(a)    $  14,300,000    211(b)

  212    Series 1997-2 Adjusted Investor Amount                                $ 235,300,000       212(a)    $ 235,300,000    212(b)
  213       Class A Adjusted Investor Amount                                   $ 180,000,000       213(a)    $ 180,000,000    213(b)
  214          Principal Account Balance                                       $           -       214(a)    $           -    214(b)
  215       Class B Adjusted Investor Amount                                   $  20,000,000       215(a)    $  20,000,000    215(b)

  216       Class A Certificate Rate                                                                               6.50000%   216
  217       Class B Certificate Rate                                                                               6.69000%   217
  218       Collateral Indebtedness Interest Rate                                                                  2.68000%   218
  219       Class D Certificate Rate                                                                               2.95500%   219
  220    Weighted average interest rate for Series 1997-2                                                          5.95978%   220

                                                                                                             as of the end of
                                                                               for the relevant                the relevant
                                                                                Monthly Period                Monthly Period
                                                                              ------------------             ----------------
  221    Series 1997-2 Investor Percentage with respect to Finance
         Charge Receivables                                                          19.52%        221(a)         18.59%      221(b)
  222       Class A                                                                  14.93%        222(a)         14.22%      222(b)
  223       Class B                                                                   1.66%        223(a)          1.58%      223(b)
  224       Collateral Indebtedness Amount                                            1.74%        224(a)          1.66%      224(b)
  225       Class D                                                                   1.19%        225(a)          1.13%      225(b)

  226    Series 1997-2 Investor Percentage with respect to Principal
         Receivables                                                                 19.52%        226(a)         18.59%      226(b)
  227       Class A                                                                  14.93%        227(a)         14.22%      227(b)
  228       Class B                                                                   1.66%        228(a)          1.58%      228(b)
  229       Collateral Indebtedness Amount                                            1.74%        229(a)          1.66%      229(b)
  230       Class D                                                                   1.19%        230(a)          1.13%      230(b)

  231    Series 1997-2 Investor Percentage with respect to Allocable Amounts         19.52%        231(a)         18.59%      231(b)
  232       Class A                                                                  14.93%        232(a)         14.22%      232(b)
  233       Class B                                                                   1.66%        233(a)          1.58%      233(b)
  234       Collateral Indebtedness Amount                                            1.74%        234(a)          1.66%      234(b)
  235       Class D                                                                   1.19%        235(a)          1.13%      235(b)


                                                                                                                       Series 1997-2
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                                                Series 1997-2 Investor Distributions
====================================================================================================================================

  236    The sum of the daily allocations of collections of Principal Receivables
         for the relevant Monthly Period                                                            $         -              236
  237    Class A distribution of collections of Principal Receivables per
         $1,000 of original principal amount                                                        $         -              237
  238    Class B distribution of collections of Principal Receivables per
         $1,000 of original principal amount                                                        $         -              238
  239    Collateral Indebtedness Amount distribution of collections of
         Principal Receivables per $1,000 of original principal amount                              $         -              239
  240    Class D distribution of collections of Principal Receivables per
         $1,000 of original principal amount                                                        $         -              240
  241    Class A distribution attributable to interest per $1,000 of
         original principal amount                                                                  $      5.42              241
  242    Class B distribution attributable to interest per $1,000 of
         original principal amount                                                                  $      5.58              242
  243    Collateral Indebtedness Amount distribution attributable to
         interest per $1,000 of original principal amount                                           $      2.38              243
  244    Class D distribution attributable to interest per $1,000 of
         original principal amount                                                                  $         -              244
  245    Monthly Servicing Fee for the next succeeding Distribution Date per
         $1,000 of original principal amount                                                        $      1.67              245

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                                               Collections Allocated to Series 1997-2
====================================================================================================================================

  246    Series allocation of collections of Principal Receivables                                  $45,493,030              246
  247    Class A                                                                                    $34,801,298              247
  248    Class B                                                                                    $ 3,866,811              248
  249    Collateral Indebtedness Amount                                                             $ 4,060,151              249
  250    Class D                                                                                    $ 2,764,770              250
  251    Series allocation of collections of Finance Charge Receivables                             $ 4,326,466              251
  252    Class A                                                                                    $ 3,309,663              252
  253    Class B                                                                                    $   367,740              253
  254    Collateral Indebtedness Amount                                                             $   386,127              254
  255    Class D                                                                                    $   262,934              255

         Available Funds
         ---------------
  256    Class A Available Funds                                                                    $ 3,309,663              256
  257    The amount to be withdrawn from the Reserve Account to be included in
         Class A Available funds                                                                    $         -              257
  258    Principal Investment Proceeds to be included in Class A Available Funds                    $         -              258
  259    The amount of investment earnings on amounts held in the Reserve
         Account to be included in Class A Available funds                                          $         -              259
  260    Class B Available Funds                                                                    $   367,740              260
  261    The amount to be withdrawn from the Reserve Account to be included in
         Class B Available funds                                                                    $         -              261
  262    Principal Investment Proceeds to be included in Class B Available Funds                    $         -              262
  263    The amount of investment earnings on amounts held in the Reserve
         Account to be included in Class B Available funds                                          $         -              263
  264    Collateral Available Funds                                                                 $   386,127              264
  265    Class D Available Funds                                                                    $   262,934              265

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                                                     Application of Collections
====================================================================================================================================

         Class A
         -------
  266    Class A Monthly Interest for the related Distribution Date, plus the amount of any Class A Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not
         paid on a prior Distribution date                                                          $   975,000              266

                                                                     Page 2 of 5

                                                                                                                       Series 1997-2

267  If Saks Incorporated is no longer the Servicer, an amount equal to
     Class A Servicing fee for the related Distribution Date                                                  $         -      267
268  Class A Allocable Amount                                                                                 $   751,966      268
269  An amount to be included in the Excess Spread                                                            $ 1,582,698      269

     Class B
     -------
270  Class B Monthly Interest for the related Distribution Date, plus the amount of any Class B Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due
     but not paid on a prior Distribution date                                                                $   111,500      270
271  If Saks Incorporated is no longer the Servicer, an amount equal to
     Class B Servicing fee for the related Distribution Date                                                  $         -      271
272  An amount to be included in the Excess Spread                                                            $   256,240      272

     Collateral
     ----------
273  If Saks Incorporated is no longer the Servicer, an amount equal to
     Collateral Servicing fee for the related Distribution Date                                               $         -      273
274  An amount to be included in the Excess Spread                                                            $   386,127      274

     Class D
     -------
275  If Saks Incorporated is no longer the Servicer, an amount equal to
     Class D Servicing fee for the related Distribution Date                                                  $         -      275
276  An amount to be included in the Excess Spread                                                            $   262,934      276

277  Available Excess Spread                                                                                  $ 2,488,000      277
278  Available Shared Excess Finance Charge Collections                                                       $         -      278
279  Total Cash Flow available for 1997-2 waterfall                                                           $ 2,488,000      279

280  Class A Required Amount is to be used to fund any deficiency in line266,
     line267 and line268                                                                                      $         -      280
281  The aggregate amount of Class A Investor Charge Offs which have not been
     previously reimbursed                                                                                    $         -      281
282  Class B Required Amount to the extent attributable to line270, and
     line271                                                                                                  $         -      282
283  Class B Allocable Amount                                                                                 $    83,552      283
284  Any remaining portion of the Class B Required Amount                                                     $         -      284
285  An amount equal to any unreimbursed reductions of the Class B Investor
     Amount, if any, due to: (i) Class B Investor Charge Offs; (ii)
     Reallocated Principal Collections; (iii) reallocations of the Class B
     Investor Amount to the Class A Investor Amount                                                           $         -      285
286  Collateral Monthly Interest for the related Distribution Date plus
     Collateral Monthly Interest previously due but not paid to the Collateral
     Indebtedness Holder plus Collateral Additional Interest                                                  $    50,027      286
287  Class A Servicing Fee plus Class B Servicing Fee plus Collateral
     Servicing Fee due for the relevant Monthly Period and not paid above                                     $   368,333      287
288  Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing
     Fee due but not distributed to the Servicer for prior Monthly Periods                                    $         -      288

289  Collateral Allocable Amount                                                                              $    87,729      289
290  Any unreimbursed reductions of the Collateral Indebtedness Amount (CIA), if any, due to: (i) CIA Charge Offs; (ii) Reallocated Principal
     Collections; (iii) reallocations of the CIA to the Class A or Class B
     Investor Amount                                                                                          $         -      290
291  The excess, if any, of the Required Cash Collateral Amount over the
     Available Collateral Amount                                                                              $         -      291
292  An amount equal to Class D Monthly Interest due but not paid to the
     Class D Certificateholders plus Class D Additional Interest                                              $    37,561      292
293  Class D Servicing Fee due for the relevant Monthly Period and not paid
     above                                                                                                    $    23,833      293
294  Class D Servicing Fee due but not distributed to the Servicer for prior
     Monthly Periods                                                                                          $         -      294
295  Class D Allocable Amount                                                                                 $    59,740      295
296  Any unreimbursed reductions of the Class D Investor Amount, if any, due to: (i) Class D Investor Charge Offs; (ii) Reallocated Principal
     Collections; (iii) reallocations of the Class D Investor Amount to
     the Class A or Class B Investor Amount or CIA                                                            $         -      296
297  Aggregate amount of any other amounts due to the Collateral Indebtedness
     Holder pursuant to the Loan Agreement                                                                    $         -      297
298  Excess, if any, of the Required Reserve Account Amount over the amount
     on deposit in the Reserve Account                                                                        $         -      298
299  Shared Excess Finance Charge Collections                                                                 $ 1,777,225      299

                                                                     Page 3 of 5

                                                                                                                  Series 1997-2
-------------------------------------------------------------------------------------------------------------------------------
                                                 Determination of Monthly Principal
===============================================================================================================================
 300   Class A Monthly Principal (the least of line#301, line#302 and line#208)                      $         -      300
 301   Available Principal Collections held in the Collection Account                                $45,493,030      301
 302   Class A Accumulation Amount                                                                   $         -      302

 303   Class B Monthly Principal (the least of line#304, line#305 and line#209)
       (distributable only after payout of Class A)                                                  $         -      303
 304   Available Principal Collections held in the Collection Account less
       portion of such Collections applied to Class A Monthly Principal                              $45,493,030      304
 305   Class B Accumulation Amount                                                                   $         -      305

 306   Collateral Monthly Principal (prior to payout of Class B) (the least of
       line#307 and line#308)                                                                        $         -      306
 307   Available Principal Collections held in the Collection Account less portion
       of such Collections applied to Class A and Class B Monthly Principal                          $45,493,030      307
 308   Enhancement Surplus                                                                           $         -      308

 309   Class D Monthly Principal                                                                     $         -      309
 310   Available Principal Collections held in the Collection Account less portion
       of such Collections applied to Class A, Class B or collateral Monthly Principal               $45,493,030      310

-------------------------------------------------------------------------------------------------------------------------------
                                                    Available Enhancement Amount
===============================================================================================================================

 311   Available Enhancement Amount                                                                  $35,300,000      311
 312   Amount on Deposit in the Cash Collateral Account                                              $         -      312

-------------------------------------------------------------------------------------------------------------------------------
                                                  Reallocated Principal Collections
===============================================================================================================================

 313   Reallocated Principal Collections                                                             $         -      313
 314   Class D Principal Collections (to the extent needed to fund Required Amounts)                 $         -      314
 315   Collateral Principal Collections (to the extent needed to fund Required Amounts)              $         -      315
 316   Class B Principal Collections (to the extent needed to fund Required Amounts)                 $         -      316

-------------------------------------------------------------------------------------------------------------------------------
                                 Investor Default Amounts, Adjustment Amounts, and Allocable Amounts
===============================================================================================================================
                                                                          %                             Amount
                                                                       --------                      -----------
 317   Series 1997-2 Default Amount                                     19.52%          317(a)       $   982,986      317(b)
 318   Class A Investor Default Amount                                  14.93%          318(a)       $   751,966      318(b)
 319   Class B Investor Default Amount                                   1.66%          319(a)       $    83,552      319(b)
 320   Collateral Default Amount                                         1.74%          320(a)       $    87,729      320(b)
 321   Class D Investor Default Amount                                   1.19%          321(a)       $    59,740      321(b)

 322   Series 1997-2 Adjustment Amount                                                               $         -      322
 323   Class A Adjustment Amount                                                                     $         -      323
 324   Class B Adjustment Amount                                                                     $         -      324
 325   Collateral Adjustment Amount                                                                  $         -      325
 326   Class D Adjustment Amount                                                                     $         -      326


 327   Series 1997-2 Allocable Amount                                                                $   982,986      327
 328   Class A Allocable Amount                                                                      $   751,966      328
 329   Class B Allocable Amount                                                                      $    83,552      329
 330   Collateral Allocable Amount                                                                   $    87,729      330
 331   Class D Allocable Amount                                                                      $    59,740      331

-------------------------------------------------------------------------------------------------------------------------------
                                                          Required Amounts
===============================================================================================================================

 332   Class A Required Amount                                                                       $         -      332
 333   Class A Monthly Interest for current Distribution Date                                        $   975,000      333
 334   Class A Monthly Interest previously due but not paid                                          $         -      334
 335   Class A Additional Interest for prior Monthly Period or previously due but not paid           $         -      335
 336   Class A Allocable Amount for current Distribution Date                                        $         -      336
 337   Class A Servicing Fee (if Saks Incorporated is no longer the Servicer)                        $         -      337


                                                                                                                     Series 1997-2

338  Class B Required Amount                                                                                  $         -      338
339  Class B Monthly Interest for current Distribution Date                                                   $   111,500      339
340  Class B Monthly Interest previously due but not paid                                                     $         -      340
341  Class B Additional Interest for prior Monthly Period or previously due but not paid                      $         -      341
342  Class B Servicing Fee (if Saks Incorporated is no longer the Servicer)                                   $         -      342
343  Excess of Class B Allocable Amount over funds available to make payments                                 $         -      343

344  Collateral Required Amount                                                                               $         -      344
345  Collateral Monthly Interest for current Distribution Date                                                $    50,027      345
346  Collateral Monthly Interest previously due but not paid                                                  $         -      346
347  Collateral Additional Interest for prior Monthly Period or previously due but not paid                   $         -      347
348  Collateral Servicing Fee (if Saks Incorporated is no longer the Servicer)                                $         -      348
349  Excess of Collateral Allocable Amount over funds available to make payments                              $         -      349

-----------------------------------------------------------------------------------------------------------------------------------
                                                   Reduction of Investor Amounts
===================================================================================================================================

     Class A
     -------
350  Class A Investor Amount reduction                                                                        $         -      350
351  Class A Investor Charge Off                                                                              $         -      351
352  Reductions of the Class A Investor Amount                                                                $         -      352
     Class B
     -------
353  Class B Investor Amount reduction                                                                        $         -      353
354  Class B Investor Charge Off                                                                              $         -      354
355  Reductions of the Class B Investor Amount                                                                $         -      355
356  Reallocated Principal Collections applied to Class A                                                     $         -      356
     Collateral
     ----------
357  Collateral Indebtedness Amount reduction                                                                 $         -      357
358  Collateral Indebtedness Amount Charge Off                                                                $         -      358
359  Reductions of the Collateral Indebtedness Amount                                                         $         -      359
360  Reallocated Principal Collections applied to Class B                                                     $         -      360
     Class D
     -------
361  Class D Investor Amount reduction                                                                        $         -      361
362  Class D Investor Charge Off                                                                              $         -      362
363  Reductions of the Class D Investor Amount                                                                $         -      363
364  Reallocated Principal Collections applied to Collateral Indebtedness Amount                              $         -      364

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                                                           Servicing Fee
===================================================================================================================================

365  Series 1997-2 Servicing Fee                                                                              $   392,167      365
366  Class A Servicing Fee                                                                                    $   300,000      366
367  Class B Servicing Fee                                                                                    $    33,333      367
368  Collateral Servicing Fee                                                                                 $    35,000      368
369  Class D Servicing Fee                                                                                    $    23,833      369

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                                                          Reserve Account
===================================================================================================================================

370  Required Reserve Account Amount (if applicable)                                                                 N/A       370
371  Reserve Account Reinvestment Rate (if applicable)                                                               N/A       371
372  Reserve Account balance                                                                                  $         -      372

373  Accumulation Period Length                                                                                  2 months      373


     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of December, 2001.

     Saks Incorporated,
     as Servicer

     By /s/ Scott A. Honnold
       ----------------------------------

     Name:  Scott A. Honnold
     Title: Vice President and Treasurer

                                                                     Page 5 of 5